UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

BLUE FOUNDRY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40619	86-2831373
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

19 Park Avenue, Rutherford, New Jersey		07070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 939-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BLFY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition
On July 24, 2024, Blue Foundry Bancorp (the “Company”), the holding company for Blue Foundry Bank (the "Bank") issued a press release reporting its financial results for the period ended June 30, 2024.
A copy of the press release announcing the results is included as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 23, 2024, John Kuntz, Esq. was appointed to the Boards of Directors of Blue Foundry Bancorp (the “Company”) and Blue Foundry Bank, effective immediately. There is no arrangement or understanding between Mr. Kuntz and any other person pursuant to which Mr. Kuntz became a director. Mr. Kuntz is not a party to any transaction with the Company or Blue Foundry Bank that would require disclosure under Item 404(a) of Securities Exchange Commission Regulation S-K. Mr. Kuntz has been appointed to the Nominating and Corporate Governance Committee, the Audit Committee and the Enterprise Risk Management Committee. A copy of the press release dated July 23, 2024, announcing the appointment of Mr. Kuntz as a director is attached as Exhibit 99.2 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.
Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

99.1	Press Release dated July 24, 2024.
99.2	Press Release dated July 23, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blue Foundry Bancorp

DATE:	July 24, 2024	By:	/s/ James D. Nesci
James D. Nesci
President and Chief Executive Officer